UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 20, 2005

AMERIQUEST MORTGAGE SECURITIES INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of October 1, 2005, providing for the issuance of

ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-R9)

Ameriquest Mortgage Securities Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-121781	33-0885129
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California	92868
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 564-0660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Description of the Certificates and the Mortgage Pool

Ameriquest Mortgage Securities Inc. (the “Registrant”) plans a series of certificates, entitled Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R9 (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of October 1, 2005, among the Registrant as depositor, Ameriquest Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2005-R9 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, first lien fixed-rate and adjustable-rate residential mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Computational Materials

Greenwich Capital Markets, Inc.  ("GCM") , BNP Paribas Securities Corp.  ("BNP Paribas") , Merrill Lynch, Pierce, Fenner & Smith Incorporated  ("Merrill")  and Morgan Stanley & Co. Incorporated  ("Morgan Stanley; collectively with GCM, BNP Paribas and Merrill, the “Underwriters”) have advised the Registrant that they have furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Computational Materials,” in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Computational Materials were prepared by the Underwriters at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01.	Financial Statements and Exhibits
(a)	Financial Statements.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits.

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description
1	99

Computational Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc., BNP Paribas Securities Corp., Merrill Lynch & Co., Inc.  or Morgan Stanley & Co. Inc. to certain prospective purchasers of Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 27, 2005

AMERIQUEST MORTGAGE SECURITIES INC.

By:	/s/ John P. Grazer
Name:	John P. Grazer
Title:	CFO

INDEX TO EXHIBITS

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description	Sequentially Numbered Page
1	99	Computational Materials	Filed Manually

EXHIBIT 99.1

[FILED MANUALLY]